SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  March 31, 2000

                             WEBMEDICALSERVICES.COM
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             (Exact Name of Registrant as Specified in its Charter)

     Nevada                        000-28545                    88-0418439
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(State of Other Jurisdiction       (Commission                  (IRS Employer
     of Incorporation)             File  Number)             Identification No.)

9410  Broadview,  Miami,  FL                                     33154
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(Address  of  Principal  Executive  Office)                    (Zip Code)

Registrant's  telephone  number,  including area code               877-603-4382
                                                                    ------------

                                       N/A
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(Former  Name  or  Former  Address,  if  Changed  Since  Last  Report)

ITEM  5.  OTHER  EVENTS

          The Board of Directors of WebMedicalServices.com, Inc. (the "Company") has approved a reverse 1 share for 3 stock split as of March 31, 2000. This will reduce the number of outstanding shares from 2,000,000 to 666,666 shares; and the number of ownership shares from 18,000,000 to 6,000,000 shares. The total outstanding shares will be 6,666,666 held by approximately 35 shareholders.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              WEBMEDICALSERVICES.COM,  INC.
                                              (Registrant)

Date:  March  31,  2000                       By:  /s/  Dr.  Burton  Feinerman
                                              --------------------------------
                                              Dr.  Burton  Feinerman,  President